UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2024

Presto Automation Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39830	84-2968594
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

985 Industrial Road

San Carlos, CA 94070

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 817-9012

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	PRST	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock	PRSTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 28, 2024, the board of directors (the “Board”) of Presto Automation Inc. (the “Company” or “Presto”) increased the number of directors that constitute the entire Board from seven directors to eight directors and appointed Matthew MacDonald to the Board. Mr. MacDonald will serve as a Class II directors with a term expiring at the Company’s 2024 annual meeting of stockholders.

Matthew MacDonald, 39, is a Managing Director of Erithmitic Inc, a commercial real estate bridge lending platform which he joined in June 2022. Matt is also the founder of Cottage Avenue, a hospitality-focused investment company and a partner in Great Canadian Heli-Skiing.  Matt was a founder of Ventoux Acquisition Holdings, the co-sponsor of Ventoux CCM Acquisition Corporation, the special purpose acquisition company that merged with Presto.  Prior to co-founding Ventoux in August 2020, Mr. MacDonald worked at Hyatt Hotels Corporation as the Vice President of Capital Strategy and Wellness Development, where he focused on acquiring hospitality companies and brands. Mr. MacDonald joined Hyatt in January 2017 as a result of Hyatt’s acquisition of Miraval Group, a leading hospitality wellness company. Mr. MacDonald joined Miraval Group, a KSL Capital portfolio company, as Vice President of Development in May 2016 following four years at Starwood Hotels and Resorts. Mr. MacDonald is a graduate of the University of Denver and received a Master in Real Estate Finance from New York University. We believe Mr. MacDonald is qualified to serve on our board of directors because of his experience in sourcing, negotiating and executing merger transactions within the hospitality, leisure, travel and dining sectors.

There is no arrangement or understanding between Mr. MacDonald and any other persons pursuant to which such director was selected as a director of the Company. The Company is not aware of any transaction in which either Mr. MacDonald has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Mr. MacDonald will be entitled to compensation for service on the board on the same basis as all other non-employee directors of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESTO AUTOMATION INC.

By:	/s/ Susan Shinoff
	Name:	Susan Shinoff
	Title:	General Counsel and Corporate Secretary

Dated: February 1, 2024

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